Share of profits of equity-accounted companies	12 Months Ended
Dec. 31, 2024
Investments accounted for using equity method [abstract]
Disclosure of investments accounted for using equity method [text block]
2.6 SHARE OF PROFITS OF EQUITY-ACCOUNTED COMPANIES
The share of profits of equity-accounted companies in 2024 amounted to EUR 238 million (EUR 215 million in 2023 and EUR 165 million in 2022). Set out below is a breakdown of the most significant companies:

Profit/(loss) of equity-accounted companies (Million euro)	2024	2023	2022
407 ETR	188	154	124
JFK NTO	3	4	1
IRB	13	14	22
Serveo Group	3	11	6
Other	31	32	12
TOTAL	238	215	165
Note 3.5 provides further details of these companies’ profits/(losses).